UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2017

Annual Report
to Shareholders

Deutsche Global Income Builder Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

11 Performance Summary

14 Portfolio Summary

16 Investment Portfolio

48 Statement of Assets and Liabilities

50 Statement of Operations

52 Statements of Changes in Net Assets

53 Financial Highlights

58 Notes to Financial Statements

79 Report of Independent Registered Public Accounting Firm

80 Information About Your Fund's Expenses

81 Tax Information

82 Advisory Agreement Board Considerations and Fee Evaluation

87 Board Members and Officers

92 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The expansion continues.

Incoming information suggests the economy’s growth still has momentum, underpinned by sound domestic fundamentals and an improved global backdrop.

Here in the U.S., solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Meanwhile, business investment has shown signs of picking up, supported by improved confidence and still-favorable financial conditions.

And the positive trend is by no means limited to the U.S. The international markets continue to see an improving environment, marked by growing corporate earnings and attractive valuations.

Our Chief Investment Office believes that central banks are likely to remain important as market drivers in 2018 while slowly scaling back their stimulus measures. The U.S. Federal Reserve Board is likely to continue its cycle of rate hikes with two increases anticipated in 2018 while the European Central Bank is expected to end its bond purchases. The moderate inflation environment as well as an overall expansionary monetary policy should limit the upward pressure on yields.

One of the positive elements of being a global asset manager is insight gained from a network of our analysts located around the world. We encourage you to visit our website — deutschefunds.com — to stay abreast of developments and their potential impact on the U.S. and global markets.

As always, we appreciate your trust and the opportunity to serve your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Deutsche Global Income Builder Fund returned 16.39% during the 12-month period ending October 31, 2017. The fund outperformed the 10.36% gain of the S&P® Target Risk Moderate Index and the 9.48% return of its secondary benchmark, the Blended Index. The Blended Index is an equally-weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and the Barclays U.S. Universal Index. The two indices gained 17.68% and 1.76%, respectively.

Investment Strategy

The fund invests in a broad range of both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities, and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets).

The fund’s results also compared favorably with the 13.60% average return of its Morningstar peer group, World Allocation Funds. It outpaced its peers in the three-, five- and 10-year periods ended October 31, 2017.

Equities performed very well in the past year, as improving global growth and the robust gains in corporate earnings fueled a hearty appetite for risk among investors. In the fixed-income market, bonds with the highest sensitivity to credit conditions (including high-yield and emerging-markets debt) outperformed amid the backdrop of accelerating growth. Conversely, bonds with greater interest-rate sensitivity generally lagged amid the growing likelihood of tighter global monetary policy.

Fund Performance

Our preference for equities over bonds was a key factor in the fund’s outperformance. We held an average weighting of 61% of assets in stocks through the past 12 months, with a peak of 69% in August. This aspect of our positioning added meaningful value relative to the 50-50 benchmark given that stocks outperformed bonds. The rationale for the overweight in equities was our view that the asset class offered a better risk/reward profile than bonds at a time of accelerating growth, tighter monetary policy and robust investor risk appetites. With that said, we trimmed the position back to approximately 57% of assets at the close of the period in response to the increasingly rich valuations in the United States. In addition, we believed the market’s positive reaction to renewed prospects for tax reform did not accurately reflect the difficulties the Trump Administration faced in implementing its agenda.

Within the equity portfolio, relative performance was helped by the strength of our security selection. We added the most value in the energy, health care and information technology sectors, whereas our stock picks in financials and industrials detracted. Among individual stocks, the largest contributions came from the Spanish pharmaceuticals company Grifols SA,* the Switzerland-based semiconductor producer, STMicroelectronics NV* and the Hong Kong based technology equipment company ASM Pacific Technology Ltd.* The most significant detractors were the U.S. companies Federal Realty Investment Trust* and General Mills, Inc., as well as Japan-based Toshiba Corp.* The benefit from stock selection was offset somewhat by the impact of sector allocations, with an overweight in the underperforming telecommunications services sector having the largest adverse effect. More generally speaking, we lost some ground against the benchmark from our emphasis on more conservative, dividend-paying stocks at a time in which the growth style outpaced the broader market by a wide margin. We believe our ability to generate positive relative performance in this potentially challenging environment helps illustrate the effectiveness of our stock selection in the past 12 months.

On the fixed-income side, the fund was helped by its focus on the credit-sensitive areas of the market and its corresponding underweight in U.S. Treasuries and mortgage-backed securities.

The most significant contribution came from our substantial allocation to high-yield bonds. We held a significant weighting in the asset class on the belief that improving economic conditions, low defaults and a favorable balance of supply and demand in the market would fuel outperformance, and that indeed proved to be the case. While we maintained a sizeable weighting in high yield, we shifted our positioning within the category. Rather than investing primarily in individual bonds, we rotated a large portion of the position into exchange-traded funds and derivative instruments. In addition to insulating the portfolio from the idiosyncratic risk associated with single securities, this approach offered a higher degree of liquidity to adjust our allocations quickly and efficiently in response to changes in the risk/return equation. We believed this approach was the most prudent course given the extent to which yield spreads compressed in the past year.

"Our preference for equities over bonds was a key factor in the fund’s outperformance."

The fund’s overweight position in emerging-markets bonds made a healthy contribution to returns, as well. The basis for the overweight was our view that the emerging markets offered compelling valuations compared to other fixed-income asset classes, which translated to greater upside potential. The strongest returns came from our positions in higher-yielding countries, including Argentina and issuers in Sub-Saharan Africa. We also benefited from holding local-currency issues via an exchange-traded fund and holdings in Indonesia and Mexico. Conversely, we lost some relative performance from certain positions in Turkey, as well as having a zero weighting in Brazil.

In the portion of the portfolio allocated to investment-grade debt, we added value by tilting toward the higher-yielding segments of the corporate bond market over the lower-risk, lower-yielding areas that generally underperformed. However, our positions in U.S. Treasuries and agency mortgage-backed securities, to the extent that we invested in these categories, detracted from results. We held an underweight in the investment-grade space overall, as we found less attractive values in this area.

The fund used derivatives during the course of the annual period. We used equity futures and total return swaps to implement tactical decisions on equity sector overweight and underweights. These positions generated positive absolute results in the rising market. We used futures and options on the CBOE Volatility Index to manage the risk of stock-market volatility, and this strategy had a positive effect on returns. We also applied credit derivatives to take tactical positions in the fixed income portfolio, and we used interest rate swaps, swaptions, and futures to help manage the fund's duration exposure. These positions contributed positively in the aggregate. In addition, the fund used currency forward contracts to hedge its non-dollar exposures in its non-U.S. positions. This aspect of our strategy was a small detractor. Overall, the use of derivatives was a modest contributor.

Outlook and Positioning

We were active in shifting the fund’s positioning in order to take advantage of the evolving opportunity set in the world equity markets. For example, we increased its allocation to international stocks as the year progressed based on the improving fundamentals and attractive valuations overseas. Additionally, we believed foreign stocks had greater potential upside relative to the United States following their underperformance in recent years. We achieved this shift by using futures, which helped us avoid disruptions to the underlying portfolio. We also actively managed the fund’s currency exposure, which had a modest, positive effect on returns. Overall, we maintained a well-diversified portfolio designed to provide broad market exposure and above-average income while limiting the idiosyncratic risks of the fund’s individual stock holdings. (Diversification cannot protect against a loss.) This approach has led to an improvement in the fund’s relative performance vs. the more concentrated portfolio that it had in the past, and we believe it remains the optimal way to capture the longer-term upside potential of global equities.

We continue to see the credit sectors as offering the best risk/return opportunity in fixed income. Economic growth has been in the "sweet spot," fast enough to support healthy credit conditions yet not so strong as to spur a meaningful acceleration of inflation or to prompt the U.S. Federal Reserve to adopt a more aggressive policy. Still, we think an element of caution is warranted with yield spreads on higher-risk assets trading at very tight levels on a historical basis. We believe these factors may point to an environment in which the potential for price appreciation is likely to be limited, and where yields should account for a large portion of bonds’ total returns. We therefore maintained a focus on opportunities in the higher-yielding market segments, while maintaining a strict emphasis on managing risk and identifying values.

* Not held in the portfolio as of October 31, 2017.

Portfolio Management Team

Prior to October 25, 2017, the portfolio management team was as follows:

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Fabian Degen, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2007.

— Portfolio manager for US and Global Value Equity: New York.

— US Large Cap Equities: New York.

— Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

Effective October 25, 2017, the portfolio management team is as follows:

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Di Kumble, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

— Senior Portfolio Manager, Head of Tax Managed Equities: New York.

— PhD in Chemistry, Princeton University.

Kevin Bliss, Director

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Asset Management in 2000. Prior to his current role, he served as a rates and credit portfolio manager in London from 2009 to 2016.

— Fixed Income Portfolio Manager: New York.

— BA in International Relations (Concentration in Security Studies, Minor in Business), Boston University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P Target Risk Moderate Index is designed to measure the performance of S&P’s proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation and an opportunity for moderate to low capital appreciation.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

The MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index

Morningstar World Allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. The average category returns for the one-, three-, five- and 10-year periods ending 10/31/17 were 13.60%, 4.30%, 6.04% and 3.72%, respectively.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contribution and detraction incorporate both an investment's total return and its weighting in the Fund.

Duration measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Agency mortgage-backed securities are bonds that are secured by mortgage debt and issued by government-sponsored enterprises such as Ginnie Mae, Fannie Mae or Freddie Mac.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

The CBOE Volatility Index (VIX Index) is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

A swap is a derivative in which two counterparties exchange cash flows of one party's financial instrument for those of the other party's financial instrument for a set period of time.

A swaption is an option contract on a swap. Options are financial derivatives that offer the right to buy or sell a security or financial asset at an agreed-upon price and during a certain period of time or on a specific date.

Currency forward contracts are agreements between two parties to exchange two designated currencies at a specific time in the future.

Performance Summary October 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	16.39%	6.85%	3.85%
Adjusted for the Maximum Sales Charge (max 5.75% load)	9.69%	5.60%	3.24%
S&P® Target Risk Moderate Index†	10.36%	6.26%	3.91%
Blended Index††	9.48%	5.89%	4.00%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	15.47%	6.00%	3.02%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	15.47%	6.00%	3.02%
S&P® Target Risk Moderate Index†	10.36%	6.26%	3.91%
Blended Index††	9.48%	5.89%	4.00%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 10/31/17
No Sales Charges		16.74%	4.14%
S&P® Target Risk Moderate Index†		10.36%	4.56%
Blended Index††		9.48%	3.78%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	16.62%	7.07%	4.06%
S&P® Target Risk Moderate Index†	10.36%	6.26%	3.91%
Blended Index††	9.48%	5.89%	4.00%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	16.55%	7.08%	4.12%
S&P® Target Risk Moderate Index†	10.36%	6.26%	3.91%
Blended Index††	9.48%	5.89%	4.00%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 0.94%, 1.74%, 0.69%, 0.73% and 0.71% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Income Builder Fund — Class A ■ S&P Target Risk Moderate Index† ■ Blended Index††

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index is for the time period of August 31, 2014 through October 31, 2017, which is based on the performance period of the life of Class R6.

† The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

†† The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/17	$ 10.06	$ 10.05	$ 10.04	$ 10.06	$ 10.05
10/31/16	$ 8.89	$ 8.88	$ 8.87	$ 8.89	$ 8.88
Distribution Information as of 10/31/17
Income Dividends, Twelve Months	$ .27	$ .19	$ .29	$ .29	$ .29

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/17	10/31/16

Equity	57%	56%
Common Stocks	50%	56%
Preferred Stocks	4%	0%
Exchange-Traded Funds	3%	—
Fixed Income	38%	39%
Corporate Bonds	20%	17%
Government & Agency Obligations	8%	9%
Exchange-Traded Funds	5%	7%
Collateralized Mortgage Obligations	2%	2%
Loan Participations and Assignments	1%	2%
Commercial Mortgage-Backed Securities	1%	1%
Asset-Backed	1%	0%
Mortgage-Backed Securities Pass-Throughs	0%	1%
Cash Equivalents	5%	5%
Short-Term U.S. Treasury Obligations	3%	0%
Cash Equivalents	2%	5%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Convertible Bonds, Loan Participations and Assignments, Preferred Securities and Other Investments)	10/31/17	10/31/16

Financials	21%	18%
Information Technology	13%	9%
Consumer Discretionary	13%	12%
Energy	13%	8%
Industrials	9%	11%
Health Care	6%	10%
Utilities	6%	4%
Telecommunication Services	5%	5%
Consumer Staples	5%	11%
Materials	5%	9%
Real Estate	4%	3%
	100%	100%

Five Largest Equity Holdings at October 31, 2017 (2.2% of Net Assets)
1. NTT DoCoMo, Inc. Provider of telecommunication services and equipment	0.5%
2. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	0.5%
3. LUKOIL PJSC Produces, refines, transports, and markets oil and gas, mainly from Western Siberia	0.4%
4. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	0.4%
5. Johnson & Johnson Provider of health care products	0.4%

Five Largest Fixed-Income Long-Term Securities at October 31, 2017 (4.6% of Net Assets)
1. U.S. Treasury Note 1.625%, 8/31/2022	1.5%
2. Government of Indonesia 8.375%, 9/15/2026	0.9%
3. Republic of Argentina 2.5%, 12/31/2038	0.8%
4. Republic of Senegal 6.25%, 7/30/2024	0.7%
5. KazMunayGas National Co. JSC 3.875%, 4/19/2022	0.7%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 92 for contact information.

Investment Portfolio as of October 31, 2017

	Shares	Value ($)

Common Stocks 50.3%
Consumer Discretionary 6.4%
Auto Components 0.3%
Bridgestone Corp.	27,000	1,279,891
Nokian Renkaat Oyj	22,900	1,050,197
		2,330,088
Automobiles 1.3%
Daimler AG (Registered)	16,100	1,337,157
Ford Motor Co.	160,499	1,969,323
General Motors Co.	37,800	1,624,644
Honda Motor Co., Ltd.	40,000	1,239,348
Nissan Motor Co., Ltd.	193,200	1,866,498
Subaru Corp.	30,900	1,056,587
Toyota Motor Corp.	21,000	1,290,972
		10,384,529
Hotels, Restaurants & Leisure 1.2%
Carnival Corp.	19,400	1,287,966
Darden Restaurants, Inc.	13,300	1,094,191
Las Vegas Sands Corp.	20,800	1,318,304
McDonald's Corp.	9,000	1,502,190
Sands China Ltd.	171,600	808,355
Starbucks Corp.	19,600	1,074,864
TUI AG	77,700	1,403,482
Yum! Brands, Inc.	16,700	1,243,315
		9,732,667
Household Durables 1.0%
Berkeley Group Holdings PLC	30,300	1,505,488
Garmin Ltd.	24,800	1,403,928
Leggett & Platt, Inc.	22,000	1,039,720
Persimmon PLC	44,100	1,641,171
Sekisui House Ltd.	69,400	1,288,452
Taylor Wimpey PLC	627,100	1,661,601
		8,540,360
Leisure Products 0.1%
Mattel, Inc. (a)	61,800	872,616
Media 1.3%
Comcast Corp. "A"	23,000	828,690
Interpublic Group of Companies, Inc.	49,200	947,100
ITV PLC	1,045,549	2,284,323
Omnicom Group, Inc.	14,000	940,660
Pearson PLC	162,005	1,513,699
ProSiebenSat.1 Media SE	50,029	1,746,203
Shaw Communications, Inc. "B"	79,100	1,806,283
Time Warner, Inc.	9,700	953,413
		11,020,371
Multiline Retail 0.5%
Kohl's Corp.	24,400	1,018,944
Macy's, Inc.	46,700	876,092
Marks & Spencer Group PLC	242,600	1,108,722
Target Corp.	21,300	1,257,552
		4,261,310
Specialty Retail 0.4%
Hennes & Mauritz AB "B"	47,800	1,200,189
Home Depot, Inc.	7,700	1,276,506
Lowe's Companies, Inc.	13,900	1,111,305
		3,588,000
Textiles, Apparel & Luxury Goods 0.3%
Tapestry, Inc.	27,500	1,126,125
VF Corp.	24,100	1,678,565
		2,804,690
Consumer Staples 3.4%
Beverages 0.7%
Ambev SA (ADR)	414,900	2,626,317
Coca-Cola Co.	35,800	1,646,084
PepsiCo, Inc.	13,500	1,488,105
		5,760,506
Food & Staples Retailing 0.7%
CVS Health Corp.	14,400	986,832
Lawson, Inc.	15,900	1,034,783
Sysco Corp.	21,200	1,179,144
Wal-Mart Stores, Inc.	17,200	1,501,732
Wesfarmers Ltd.	36,600	1,170,893
		5,873,384
Food Products 0.9%
General Mills, Inc.	20,300	1,053,976
Kellogg Co.	16,300	1,019,239
Kraft Heinz Co.	13,000	1,005,290
Marine Harvest ASA*	90,747	1,772,055
Nestle SA (Registered)	15,686	1,319,156
The Hershey Co.	10,800	1,146,744
		7,316,460
Household Products 0.4%
Colgate-Palmolive Co.	16,200	1,141,290
Kimberly-Clark Corp.	9,000	1,012,590
Procter & Gamble Co.	18,800	1,623,192
		3,777,072
Tobacco 0.7%
Altria Group, Inc.	18,600	1,194,492
British American Tobacco PLC	15,400	996,290
Imperial Brands PLC	25,500	1,039,912
Japan Tobacco, Inc.	34,700	1,143,493
Philip Morris International, Inc.	13,000	1,360,320
		5,734,507
Energy 4.4%
Energy Equipment & Services 0.1%
Schlumberger Ltd.	16,700	1,068,800
Oil, Gas & Consumable Fuels 4.3%
AltaGas Ltd. (a)	37,100	845,757
BP PLC	211,100	1,430,460
Chevron Corp.	11,600	1,344,324
Enbridge, Inc.	28,900	1,110,660
Exxon Mobil Corp.	29,200	2,433,820
Gazprom PJSC (ADR)	640,091	2,742,790
HollyFrontier Corp.	43,400	1,603,630
JXTG Holdings, Inc.	250,700	1,285,856
Kinder Morgan, Inc.	59,900	1,084,789
LUKOIL PJSC (ADR)	65,921	3,495,791
Marathon Petroleum Corp.	23,500	1,403,890
Neste Oyj	24,888	1,386,629
Occidental Petroleum Corp.	19,700	1,272,029
ONEOK, Inc.	18,700	1,014,849
Pembina Pipeline Corp.	37,700	1,246,341
Phillips 66	14,800	1,347,984
Royal Dutch Shell PLC "A"	60,900	1,913,319
Royal Dutch Shell PLC "B"	52,600	1,691,676
Statoil ASA (a)	53,100	1,075,262
Suncor Energy, Inc.	37,700	1,279,947
TOTAL SA	26,600	1,483,252
TransCanada Corp.	25,200	1,196,419
Valero Energy Corp.	19,200	1,514,688
		35,204,162
Financials 7.7%
Banks 5.0%
Australia & New Zealand Banking Group Ltd.	54,200	1,241,140
Banco Bradesco SA (ADR)	120,500	1,273,685
Bank of Montreal (a)	17,100	1,309,970
Bank of Nova Scotia	21,300	1,374,982
BB&T Corp.	27,500	1,354,100
Canadian Imperial Bank of Commerce	15,000	1,320,363
Commonwealth Bank of Australia	18,700	1,111,044
Danske Bank AS	31,400	1,197,852
DBS Group Holdings Ltd.	82,000	1,370,376
Hang Seng Bank Ltd.	43,900	1,039,343
HSBC Holdings PLC	142,400	1,388,771
Itau Unibanco Holding SA (ADR)	144,400	1,849,764
Japan Post Bank Co., Ltd.	88,800	1,117,566
KBC Group NV	12,700	1,054,931
Mitsubishi UFJ Financial Group, Inc.	180,400	1,209,753
Mizuho Financial Group, Inc.	634,100	1,142,668
National Australia Bank Ltd.	48,400	1,209,822
Nordea Bank AB	92,900	1,123,014
Oversea-Chinese Banking Corp., Ltd.	159,800	1,395,070
People's United Financial, Inc.	68,800	1,283,808
PNC Financial Services Group, Inc.	9,500	1,299,505
Royal Bank of Canada	17,500	1,368,285
Sberbank of Russia PJSC (ADR)	115,894	1,661,920
Skandinaviska Enskilda Banken AB "A"	100,100	1,233,965
Sumitomo Mitsui Financial Group, Inc.	31,300	1,243,411
SunTrust Banks, Inc.	20,600	1,240,326
Swedbank AB "A"	49,600	1,231,165
Toronto-Dominion Bank	25,500	1,449,632
U.S. Bancorp.	23,300	1,267,054
United Overseas Bank Ltd.	70,400	1,271,549
Wells Fargo & Co.	24,700	1,386,658
Westpac Banking Corp.	47,300	1,194,273
		41,215,765
Capital Markets 0.3%
CME Group, Inc.	10,400	1,426,568
UBS Group AG (Registered)*	70,000	1,191,400
		2,617,968
Insurance 2.3%
Ageas	28,000	1,358,284
Allianz SE (Registered)	6,300	1,465,182
Baloise Holding AG (Registered)	6,591	1,039,206
Direct Line Insurance Group PLC	261,200	1,289,475
Japan Post Holdings Co., Ltd.	93,500	1,075,573
Legal & General Group PLC	365,600	1,296,476
MetLife, Inc.	22,900	1,226,982
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,100	1,364,739
Power Financial Corp.	45,800	1,281,946
Prudential Financial, Inc.	11,300	1,248,198
Sampo Oyj "A"	24,000	1,257,478
Swiss Life Holding AG (Registered)*	3,700	1,286,183
Swiss Re AG	19,800	1,862,607
The Travelers Companies, Inc.	9,900	1,311,255
Zurich Insurance Group AG	3,300	1,007,217
		19,370,801
Thrifts & Mortgage Finance 0.1%
New York Community Bancorp., Inc.	90,400	1,135,424
Health Care 3.7%
Biotechnology 0.8%
AbbVie, Inc.	28,500	2,572,125
Amgen, Inc.	8,800	1,541,936
Gilead Sciences, Inc.	27,900	2,091,384
		6,205,445
Health Care Equipment & Supplies 0.1%
Medtronic PLC	14,400	1,159,488
Pharmaceuticals 2.8%
Astellas Pharma, Inc.	91,700	1,216,564
AstraZeneca PLC	20,200	1,350,017
Bristol-Myers Squibb Co.	21,600	1,331,856
Daiichi Sankyo Co., Ltd.	51,400	1,175,322
Eli Lilly & Co.	14,800	1,212,712
GlaxoSmithKline PLC	87,439	1,576,493
Johnson & Johnson	22,200	3,094,902
Merck & Co., Inc.	25,900	1,426,831
Mitsubishi Tanabe Pharma Corp.	51,900	1,138,372
Novartis AG (Registered)	21,200	1,746,745
Orion Oyj "B"	18,837	772,368
Otsuka Holdings Co., Ltd.	26,100	1,086,190
Pfizer, Inc.	68,700	2,408,622
Roche Holding AG (Genusschein)	6,200	1,432,466
Sanofi	12,000	1,136,288
Takeda Pharmaceutical Co., Ltd.	23,700	1,332,936
		23,438,684
Industrials 5.9%
Aerospace & Defense 0.7%
BAE Systems PLC	142,000	1,119,325
Boeing Co.	4,800	1,238,304
Lockheed Martin Corp.	4,500	1,386,720
Raytheon Co.	7,200	1,297,440
United Technologies Corp.	9,800	1,173,648
		6,215,437
Air Freight & Logistics 0.2%
United Parcel Service, Inc. "B"	11,100	1,304,583
Building Products 0.1%
Johnson Controls International PLC	28,300	1,171,337
Commercial Services & Supplies 0.3%
Republic Services, Inc.	21,200	1,379,484
Waste Management, Inc.	18,200	1,495,494
		2,874,978
Construction & Engineering 0.5%
Kajima Corp.	110,000	1,134,778
Obayashi Corp.	116,500	1,516,380
Taisei Corp.	30,000	1,654,281
		4,305,439
Electrical Equipment 0.5%
ABB Ltd. (Registered)	51,500	1,346,284
Eaton Corp. PLC	15,500	1,240,310
Emerson Electric Co.	20,500	1,321,430
		3,908,024
Industrial Conglomerates 0.5%
3M Co.	8,100	1,864,539
General Electric Co.	51,900	1,046,304
Honeywell International, Inc.	10,800	1,556,928
		4,467,771
Machinery 1.2%
Caterpillar, Inc.	12,000	1,629,600
Cummins, Inc.	7,600	1,344,288
Deere & Co.	10,600	1,408,528
Illinois Tool Works, Inc.	8,400	1,314,768
Ingersoll-Rand PLC	13,400	1,187,240
Kone Oyj "B"	25,700	1,391,155
Stanley Black & Decker, Inc.	8,400	1,357,020
		9,632,599
Marine 0.2%
Kuehne + Nagel International AG (Registered)	7,600	1,327,039
Professional Services 0.4%
Adecco Group AG (Registered)	17,000	1,348,720
Nielsen Holdings PLC	29,800	1,104,686
SGS SA (Registered)	500	1,234,902
		3,688,308
Road & Rail 0.2%
Union Pacific Corp.	10,800	1,250,532
Trading Companies & Distributors 0.8%
Fastenal Co.	25,500	1,197,735
ITOCHU Corp.	64,800	1,127,254
Marubeni Corp.	187,400	1,247,136
Mitsubishi Corp.	45,100	1,050,502
Mitsui & Co., Ltd.	81,400	1,209,134
Sumitomo Corp.	85,400	1,226,867
		7,058,628
Transportation Infrastructure 0.3%
Macquarie Infrastructure Corp.	30,400	2,114,320
Information Technology 9.7%
Communications Equipment 0.6%
Cisco Systems, Inc.	39,500	1,348,925
Harris Corp.	10,900	1,518,588
Motorola Solutions, Inc.	14,100	1,276,614
Nokia Oyj	232,700	1,142,791
		5,286,918
Electronic Equipment, Instruments & Components 0.8%
Avnet, Inc.	31,800	1,265,640
Corning, Inc.	40,900	1,280,579
FLIR Systems, Inc.	31,800	1,488,876
Kyocera Corp.	19,700	1,306,865
TE Connectivity Ltd.	15,900	1,446,423
		6,788,383
Internet Software & Services 1.6%
Alibaba Group Holding Ltd. (ADR)*	12,200	2,255,658
Alphabet, Inc. "C"*	855	869,227
Baidu, Inc. (ADR)*	6,500	1,585,610
Facebook, Inc. "A"*	4,955	892,197
Mixi, Inc.	17,300	839,858
NetEase, Inc. (ADR)	9,200	2,593,664
Tencent Holdings Ltd. (ADR) (a)	60,700	2,734,535
Yahoo Japan Corp.	276,000	1,230,658
		13,001,407
IT Services 1.9%
Accenture PLC "A"	10,300	1,466,308
Automatic Data Processing, Inc.	12,300	1,429,998
Broadridge Financial Solutions, Inc.	17,500	1,503,600
DXC Technology Co.	15,100	1,381,952
Fidelity National Information Services, Inc.	14,000	1,298,640
Fiserv, Inc.*	9,900	1,281,357
International Business Machines Corp.	10,800	1,663,848
Mastercard, Inc. "A"	10,300	1,532,331
Paychex, Inc.	20,300	1,294,937
Visa, Inc. "A"	14,800	1,627,704
Western Union Co.	60,800	1,207,488
		15,688,163
Semiconductors & Semiconductor Equipment 1.8%
Analog Devices, Inc.	15,600	1,424,280
Disco Corp.	7,700	1,769,500
Intel Corp.	49,800	2,265,402
KLA-Tencor Corp.	11,800	1,284,902
Maxim Integrated Products, Inc.	26,000	1,366,040
Microchip Technology, Inc.	9,531	903,539
QUALCOMM, Inc.	22,300	1,137,523
Texas Instruments, Inc.	15,100	1,460,019
Tokyo Electron Ltd.	8,500	1,476,782
Xilinx, Inc.	18,200	1,341,158
		14,429,145
Software 1.7%
Activision Blizzard, Inc.	22,000	1,440,780
Adobe Systems, Inc.*	5,453	955,148
CA, Inc.	36,600	1,185,108
Dell Technologies, Inc. "V"*	17,700	1,465,029
Intuit, Inc.	9,500	1,434,690
Microsoft Corp.	38,400	3,194,112
Nintendo Co., Ltd.	2,900	1,117,101
Oracle Corp.	32,200	1,638,980
VMware, Inc. "A"* (a)	12,600	1,508,094
		13,939,042
Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	24,100	4,073,864
Canon, Inc.	34,500	1,287,397
FUJIFILM Holdings Corp.	30,700	1,249,006
HP, Inc.	61,800	1,331,790
Samsung Electronics Co., Ltd. (GDR)	1,466	1,807,578
Xerox Corp.	42,100	1,276,051
		11,025,686
Materials 1.3%
Chemicals 1.0%
Air Products & Chemicals, Inc.	8,300	1,323,269
DowDuPont, Inc.	37,845	2,736,572
GEO Specialty Chemicals, Inc.* (b)	57,540	19,143
Givaudan SA (Registered)	600	1,339,949
LyondellBasell Industries NV "A"	14,900	1,542,597
Praxair, Inc.	9,100	1,329,692
		8,291,222
Containers & Packaging 0.1%
International Paper Co.	22,400	1,282,848
Paper & Forest Products 0.2%
UPM-Kymmene Oyj	43,900	1,319,332
Real Estate 1.7%
Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	5,900	1,069,847
Crown Castle International Corp.	12,200	1,306,376
HCP, Inc.	33,500	865,640
Iron Mountain, Inc.	32,900	1,316,000
National Retail Properties, Inc.	25,600	1,028,608
Prologis, Inc.	21,800	1,407,844
Public Storage	5,800	1,202,050
Realty Income Corp.	21,400	1,148,538
RioCan Real Estate Investment Trust	42,300	802,326
Ventas, Inc.	18,700	1,173,425
VEREIT, Inc.	133,400	1,052,526
Welltower, Inc.	23,300	1,560,168
		13,933,348
Telecommunication Services 2.9%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	87,800	2,954,470
BCE, Inc.	28,000	1,292,892
BT Group PLC	314,700	1,087,973
Deutsche Telekom AG (Registered)	65,000	1,177,705
HKT Trust & HKT Ltd. "SS", (Units)	686,000	837,122
Singapore Telecommunications Ltd.	456,700	1,263,120
Swisscom AG (Registered)	2,800	1,414,524
Telenor ASA (a)	73,097	1,552,685
Telia Co. AB	278,700	1,290,023
TELUS Corp.	35,600	1,289,227
Verizon Communications, Inc.	48,500	2,321,695
		16,481,436
Wireless Telecommunication Services 0.9%
NTT DoCoMo, Inc.	181,500	4,375,283
Tele2 AB "B"	76,764	976,554
Vodafone Group PLC	785,391	2,248,960
		7,600,797
Utilities 3.2%
Electric Utilities 1.9%
American Electric Power Co., Inc.	17,500	1,302,175
Duke Energy Corp.	14,000	1,236,340
Edison International	10,600	847,470
Endesa SA	47,600	1,089,530
Entergy Corp.	15,200	1,311,152
Eversource Energy	14,600	914,544
Exelon Corp.	22,700	912,767
FirstEnergy Corp.	39,600	1,304,820
NextEra Energy, Inc.	6,900	1,069,983
PG&E Corp.	15,300	883,881
PPL Corp.	30,200	1,134,312
Southern Co.	23,400	1,221,480
SSE PLC	62,800	1,152,696
Xcel Energy, Inc.	24,100	1,193,432
		15,574,582
Multi-Utilities 1.3%
Ameren Corp.	15,900	985,641
CenterPoint Energy, Inc.	38,500	1,138,830
Consolidated Edison, Inc.	14,700	1,264,935
Dominion Energy, Inc.	24,800	2,012,272
DTE Energy Co.	8,300	916,818
National Grid PLC	81,300	978,286
Public Service Enterprise Group, Inc.	26,900	1,323,480
SCANA Corp.	18,500	798,090
WEC Energy Group, Inc.	19,300	1,300,627
		10,718,979
Total Common Stocks (Cost $384,566,559)		418,093,380

Preferred Stocks 4.0%
Financials 2.9%
AGNC Investment Corp. Series C, 7.0%	64,439	1,723,743
AGNC Investment Corp. Series B, 7.75%	80,000	2,096,000
Bank of America Corp. Series Y, 6.5%	75,000	2,007,000
BB&T Corp. 5.625%	75,000	2,006,250
Capital One Financial Corp. Series G, 5.2%	100,000	2,491,000
Citigroup, Inc. Series S, 6.3%	75,000	2,030,250
Fifth Third Bancorp. Series I, 6.625%	75,000	2,136,750
JPMorgan Chase & Co. Series AA, 6.1%	75,000	2,016,000
KeyCorp Series E, 6.125%	75,000	2,189,250
Morgan Stanley Series K, 5.85%	75,000	2,025,000
Prologis, Inc. Series Q, 8.54%	236	16,444
The Goldman Sachs Group, Inc. Series J, 5.5%	73,000	1,960,050
Wells Fargo & Co. Series Y, 5.625%	75,000	1,935,000
		24,632,737
Industrial 0.2%
General Electric Co. 4.7%	60,000	1,521,000
Real Estate 0.5%
Kimco Realty Corp. Series L (REIT), 5.125%	75,000	1,863,000
Simon Property Group, Inc. Series J (REIT), 8.375%	6,880	502,928
VEREIT, Inc. Series F (REIT), 6.7%	75,000	1,917,750
		4,283,678
Telecommunication Services 0.2%
Verizon Communications, Inc. 5.9%	60,000	1,614,000
Utilities 0.2%
Dominion Energy, Inc. Series A, 5.25%	60,000	1,519,800
Total Preferred Stocks (Cost $33,777,687)		33,571,215

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $90,209)	506	10,988

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 19.8%
Consumer Discretionary 3.0%
1011778 B.C. Unlimited Liability Co., 144A, 5.0%, 10/15/2025		2,000,000	2,037,500
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026		1,750,000	1,800,312
Altice Financing SA, 144A, 7.5%, 5/15/2026		1,800,000	1,973,250
American Axle & Manufacturing, Inc., 144A, 6.25%, 4/1/2025 (a)		1,750,000	1,793,750
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		105,000	110,775
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		128,000	131,360
CCO Holdings LLC, 144A, 5.875%, 5/1/2027		2,035,000	2,131,052
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021		1,390,000	1,414,325
Charter Communications Operating LLC, 144A, 3.75%, 2/15/2028		750,000	725,261
Churchill Downs, Inc., 5.375%, 12/15/2021		121,000	124,176
Clear Channel Worldwide Holdings, Inc., Series B, 6.5%, 11/15/2022		595,000	615,825
CSC Holdings LLC:
5.25%, 6/1/2024		185,000	184,191
144A, 5.5%, 4/15/2027		1,800,000	1,854,000
144A, 10.125%, 1/15/2023		1,000,000	1,145,000
CVS Health Corp., 5.125%, 7/20/2045		230,000	257,009
Dana, Inc., 5.5%, 12/15/2024		170,000	179,350
DISH DBS Corp., 5.0%, 3/15/2023		845,000	817,538
General Motors Co., 6.6%, 4/1/2036		110,000	131,635
Lennar Corp., 4.125%, 1/15/2022		2,000,000	2,070,000
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		50,000	51,000
Mediacom Broadband LLC, 6.375%, 4/1/2023		145,000	150,800
Nordstrom, Inc.:
4.0%, 3/15/2027 (a)		285,000	280,535
5.0%, 1/15/2044		445,000	420,568
Penske Automotive Group, Inc., 5.5%, 5/15/2026		165,000	169,950
Toll Brothers Finance Corp., 4.875%, 11/15/2025		2,000,000	2,097,500
Viking Cruises Ltd., 144A, 6.25%, 5/15/2025		265,000	274,275
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		2,000,000	2,075,400
			25,016,337
Consumer Staples 0.3%
B&G Foods, Inc., 5.25%, 4/1/2025		1,030,000	1,051,888
BAT Capital Corp., 144A, 4.54%, 8/15/2047		385,000	396,267
Kraft Heinz Foods Co., 4.375%, 6/1/2046		920,000	898,368
Molson Coors Brewing Co., 4.2%, 7/15/2046		160,000	157,691
			2,504,214
Energy 5.5%
Antero Resources Corp., 5.125%, 12/1/2022		440,000	452,100
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		65,000	67,763
Canadian Natural Resources Ltd.:
3.85%, 6/1/2027		360,000	367,557
4.95%, 6/1/2047		285,000	308,249
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025		2,000,000	2,165,000
Chesapeake Energy Corp., 144A, 8.0%, 1/15/2025		630,000	622,125
Continental Resources, Inc., 5.0%, 9/15/2022		2,500,000	2,528,125
Crestwood Midstream Partners LP, 6.25%, 4/1/2023		2,000,000	2,080,000
Ecopetrol SA, 5.875%, 9/18/2023		1,500,000	1,691,250
Enbridge, Inc., 5.5%, 7/15/2077		1,500,000	1,545,000
Energy Transfer Equity LP, 5.5%, 6/1/2027		1,000,000	1,060,000
Energy Transfer LP:
4.5%, 11/1/2023		150,000	157,766
5.95%, 10/1/2043		110,000	117,146
EnLink Midstream Partners LP, 5.45%, 6/1/2047		435,000	451,470
Halliburton Co., 4.85%, 11/15/2035		140,000	154,501
Hess Corp., 5.8%, 4/1/2047		300,000	323,794
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		870,000	890,663
KazMunayGas National Co. JSC, 144A, 3.875%, 4/19/2022		5,500,000	5,563,085
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042		535,000	519,431
Korea National Oil Corp., 144A, 2.125%, 4/14/2021		320,000	312,725
Laredo Petroleum, Inc., 6.25%, 3/15/2023		210,000	217,875
Lukoil International Finance BV, 144A, 6.656%, 6/7/2022		2,350,000	2,649,225
MEG Energy Corp., 144A, 6.5%, 1/15/2025 (a)		500,000	497,500
Noble Energy, Inc., 3.85%, 1/15/2028		920,000	923,511
Noble Holding International Ltd., 5.75%, 3/16/2018		60,000	60,450
Oasis Petroleum, Inc., 6.875%, 3/15/2022 (a)		580,000	594,500
Petroleos Mexicanos, REG S, 3.75%, 2/21/2024	EUR	2,720,000	3,386,065
Plains All American Pipeline LP:
2.85%, 1/31/2023		230,000	221,044
4.3%, 1/31/2043		380,000	333,014
Range Resources Corp.:
4.875%, 5/15/2025		140,000	135,100
5.0%, 8/15/2022		2,000,000	1,975,000
5.875%, 7/1/2022		175,000	179,375
Rice Energy, Inc., 7.25%, 5/1/2023		50,000	53,823
Southwestern Energy Co., 7.75%, 10/1/2027		1,000,000	1,040,000
State Oil Co. of The Azerbaijan Republic, REG S, 4.75%, 3/13/2023		3,000,000	3,012,000
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		95,000	94,449
Sunoco LP, 6.375%, 4/1/2023		1,000,000	1,062,500
Targa Resources Partners LP, 5.375%, 2/1/2027		2,000,000	2,077,500
Weatherford International Ltd., 9.875%, 2/15/2024 (a)		1,500,000	1,605,000
Whiting Petroleum Corp., 6.25%, 4/1/2023 (a)		985,000	982,538
WPX Energy, Inc.:
5.25%, 9/15/2024		2,000,000	2,007,500
6.0%, 1/15/2022		500,000	520,625
8.25%, 8/1/2023		210,000	236,513
			45,242,857
Financials 5.3%
AerCap Ireland Capital DAC, 3.75%, 5/15/2019		70,000	71,602
Akbank Turk AS, 144A, 5.0%, 10/24/2022 (a)		3,000,000	2,999,208
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		160,000	160,240
Barclays PLC, 4.836%, 5/9/2028		4,300,000	4,485,615
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		110,000	123,709
BNP Paribas SA:
144A, 4.625%, 3/13/2027		1,410,000	1,508,009
144A, 6.75%, 3/14/2022		4,000,000	4,375,000
BPCE SA, 144A, 4.875%, 4/1/2026		3,300,000	3,541,587
Credit Suisse Group AG:
144A, 4.282%, 1/9/2028		500,000	521,252
144A, 7.5%, 12/11/2023		1,500,000	1,743,750
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		220,000	228,183
FS Investment Corp., 4.75%, 5/15/2022		310,000	321,748
HSBC Holdings PLC:
4.375%, 11/23/2026		640,000	673,041
6.0%, 5/22/2027		1,500,000	1,593,750
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		150,000	163,946
Legg Mason, Inc., 5.625%, 1/15/2044		210,000	230,862
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		105,000	111,037
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		55,000	57,123
Morgan Stanley, 6.25%, 8/9/2026		3,000,000	3,606,465
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	511,100
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		190,000	218,416
Royal Bank of Scotland Group PLC:
3.875%, 9/12/2023		255,000	261,539
7.5%, 8/10/2020		3,000,000	3,214,500
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		140,000	143,873
TC Ziraat Bankasi AS:
144A, 5.125%, 5/3/2022		1,600,000	1,592,816
144A, 5.125%, 9/29/2023		1,500,000	1,471,389
The Goldman Sachs Group, Inc.:
3.128%, 10/28/2027		3,250,000	3,427,482
Series P, 5.0%, 11/10/2022 (d)		2,000,000	2,002,499
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022 (a)		1,775,000	1,797,173
Voya Financial, Inc., 4.8%, 6/15/2046		165,000	176,118
Westpac Banking Corp., 5.0%, 9/21/2027		2,605,000	2,618,228
			43,951,260
Health Care 0.4%
Allergan Funding SCS, 4.75%, 3/15/2045		32,000	33,757
Celgene Corp., 5.0%, 8/15/2045		120,000	132,137
Endo Dac:
144A, 6.0%, 7/15/2023		230,000	186,300
144A, 6.0%, 2/1/2025		160,000	127,200
Express Scripts Holding Co., 4.8%, 7/15/2046		235,000	244,132
Gilead Sciences, Inc., 4.15%, 3/1/2047		165,000	170,025
HCA, Inc., 4.5%, 2/15/2027		2,000,000	2,017,500
LifePoint Health, Inc., 5.375%, 5/1/2024		45,000	45,169
Mylan NV, 5.25%, 6/15/2046		225,000	236,199
Stryker Corp., 4.625%, 3/15/2046		90,000	98,961
Tenet Healthcare Corp., 6.75%, 6/15/2023 (a)		420,000	394,275
			3,685,655
Industrials 0.6%
Bombardier, Inc., 144A, 5.75%, 3/15/2022		1,480,000	1,478,150
FedEx Corp., 4.55%, 4/1/2046		115,000	122,464
Masonite International Corp., 144A, 5.625%, 3/15/2023		145,000	152,068
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022		850,000	884,000
United Rentals North America, Inc., 5.875%, 9/15/2026		2,000,000	2,180,000
			4,816,682
Information Technology 0.4%
Cardtronics, Inc., 5.125%, 8/1/2022		135,000	137,700
Dell International LLC, 144A, 8.1%, 7/15/2036		130,000	164,862
DXC Technology Co., 4.75%, 4/15/2027		850,000	913,962
Expedia, Inc., 144A, 3.8%, 2/15/2028		820,000	797,767
Netflix, Inc., 144A, 4.375%, 11/15/2026		1,000,000	980,625
Pitney Bowes, Inc., 3.625%, 9/15/2020		215,000	215,206
Seagate HDD Cayman, 144A, 4.25%, 3/1/2022		400,000	406,539
			3,616,661
Materials 2.1%
AK Steel Corp., 7.0%, 3/15/2027 (a)		2,500,000	2,518,750
Ardagh Packaging Finance PLC, 144A, 7.25%, 5/15/2024		2,000,000	2,197,500
Cascades, Inc., 144A, 5.5%, 7/15/2022		145,000	149,350
CF Industries, Inc., 144A, 4.5%, 12/1/2026		95,000	100,014
Chemours Co., 6.625%, 5/15/2023		1,750,000	1,855,000
Constellium NV:
144A, 6.625%, 3/1/2025 (a)		1,000,000	1,037,500
144A, 7.875%, 4/1/2021		250,000	265,700
Evraz Group SA, 144A, 5.375%, 3/20/2023		1,600,000	1,652,480
Freeport-McMoRan, Inc., 3.875%, 3/15/2023 (a)		2,000,000	1,967,500
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		80,000	85,225
Hexion, Inc., 6.625%, 4/15/2020		315,000	280,350
Teck Resources Ltd.:
3.75%, 2/1/2023		1,000,000	1,009,380
144A, 8.5%, 6/1/2024		50,000	57,250
Tronox Finance LLC, 144A, 7.5%, 3/15/2022		245,000	256,944
United States Steel Corp.:
6.875%, 8/15/2025		2,000,000	2,028,750
144A, 8.375%, 7/1/2021		75,000	81,844
Vedanta Resources PLC, 144A, 7.125%, 5/31/2023		1,800,000	1,941,300
WR Grace & Co-Conn, 144A, 5.625%, 10/1/2024		60,000	65,625
			17,550,462
Real Estate 0.5%
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023 (a)		200,000	200,975
(REIT), 5.95%, 12/15/2026 (a)		485,000	483,712
Government Properties Income Trust, (REIT), 4.0%, 7/15/2022		745,000	756,326
Hospitality Properties Trust, (REIT), 3.95%, 1/15/2028		400,000	392,495
Omega Healthcare Investors, Inc.:
(REIT), 4.75%, 1/15/2028 (a)		490,000	491,644
(REIT), 4.95%, 4/1/2024		260,000	274,509
Select Income REIT:
(REIT), 4.15%, 2/1/2022		260,000	264,971
(REIT), 4.25%, 5/15/2024		210,000	212,738
VEREIT Operating Partnership LP:
(REIT), 3.95%, 8/15/2027		630,000	629,141
(REIT), 4.125%, 6/1/2021		40,000	41,794
(REIT), 4.875%, 6/1/2026		35,000	37,383
			3,785,688
Telecommunication Services 0.9%
AT&T, Inc.:
4.5%, 5/15/2035		450,000	438,628
5.15%, 2/14/2050		560,000	552,036
CenturyLink, Inc.:
Series T, 5.8%, 3/15/2022		395,000	400,925
Series Y, 7.5%, 4/1/2024 (a)		370,000	393,125
Frontier Communications Corp.:
6.875%, 1/15/2025 (a)		415,000	308,528
7.125%, 1/15/2023		940,000	721,741
8.5%, 4/15/2020 (a)		648,000	640,710
Intelsat Jackson Holdings SA, 7.25%, 10/15/2020		1,500,000	1,443,300
Sprint Corp., 7.125%, 6/15/2024		1,485,000	1,605,196
Telefonica Emisiones SAU, 5.213%, 3/8/2047		325,000	357,859
Verizon Communications, Inc., 4.272%, 1/15/2036		250,000	245,223
Zayo Group LLC, 6.375%, 5/15/2025		265,000	285,235
			7,392,506
Utilities 0.8%
AmeriGas Partners LP, 5.75%, 5/20/2027		2,000,000	2,042,500
Calpine Corp.:
5.375%, 1/15/2023 (a)		340,000	330,225
5.75%, 1/15/2025		110,000	104,500
Dynegy, Inc., 7.625%, 11/1/2024 (a)		485,000	529,862
Electricite de France SA, 144A, 4.75%, 10/13/2035		390,000	428,902
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023		2,100,000	2,147,250
NGL Energy Partners LP, 5.125%, 7/15/2019		175,000	175,000
NRG Energy, Inc., 6.25%, 5/1/2024 (a)		870,000	924,375
Southern Power Co., Series F, 4.95%, 12/15/2046		123,000	131,965
			6,814,579
Total Corporate Bonds (Cost $162,529,411)			164,376,901

Asset-Backed 0.8%
Miscellaneous
Dell Equipment Finance Trust, "D", Series 2017-1, 144A, 3.44%, 4/24/2023		980,000	977,947
Domino's Pizza Master Issuer LLC, "A23", Series 2017-1A, 144A, 4.118%, 7/25/2047		1,586,025	1,629,958
Dryden Senior Loan Fund, "B", Series 2017-49A, 144A, 3-month USD-LIBOR + 1.700%, 3.054%**, 7/18/2030		1,130,000	1,134,749
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		680,581	671,429
Venture XXVIII CLO Ltd., "A2", Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 2.716%**, 7/20/2030		2,000,000	1,995,374
Total Asset-Backed (Cost $6,356,420)			6,409,457

Mortgage-Backed Securities Pass-Throughs 0.3%
Federal Home Loan Mortgage Corp., 6.0%, 11/1/2021		31,428	35,282
Federal National Mortgage Association, 4.0%, 12/1/2042		2,574,569	2,712,973
Government National Mortgage Association, 6.5%, 8/20/2034		51,642	59,668
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,811,591)			2,807,923

Commercial Mortgage-Backed Securities 0.8%
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		1,450,000	1,529,414
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.546%**, 12/25/2024		7,439,377	245,922
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		2,492,421	2,340,587
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		2,185,000	2,222,631
"A3", Series 2014-C19, 3.669%, 4/15/2047		200,000	206,515
Total Commercial Mortgage-Backed Securities (Cost $6,672,684)			6,545,069

Collateralized Mortgage Obligations 2.5%
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 1-month USD-LIBOR + 2.150%, 3.387%**, 9/25/2028		984,157	994,963
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		1,141,258	90,496
"IC", Series 3971, Interest Only, 3.0%, 3/15/2026		465,097	23,324
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		1,980,663	185,468
"PI", Series 3987, Interest Only, 3.0%, 1/15/2027		2,432,688	194,486
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027		747,004	62,057
"H", Series 4865, 4.0%, 8/15/2044		3,240,065	3,411,009
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		298,372	44,292
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		5,251,458	1,063,380
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		1,645,770	175,890
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		1,713,444	140,998
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		1,200,000	774,777
"ZL", Series 2017-55, 3.0%, 10/25/2046		1,515,056	1,385,530
"4", Series 406, Interest Only, 4.0%, 9/25/2040		1,321,851	263,941
"JZ", Series 2012-4, 4.0%, 9/25/2041		3,201,189	3,519,814
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		347,187	59,563
Fredddie Mac Structured Agency Credit Risk Debt Notes, "M2", Series 2017-DNA3, 1-month USD-LIBOR + 2.500%, 3.738%**, 3/25/2030		1,000,000	1,008,956
Government National Mortgage Association:
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		1,270,547	174,789
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		707,802	69,327
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		216,165	23,815
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		1,571,748	246,046
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		132,181	24,903
"ND", Series 2010-130, 4.5%, 8/16/2039		3,400,000	3,547,811
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		21,003	3
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		181,734	32,157
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		874,533	161,519
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		228,108	21,669
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		846,546	144,730
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		636,424	111,488
"SC", Series 2002-33, Interest Only, 7.400% less 1-month USD-LIBOR, 6.166%**, 5/16/2032		619,698	98,675
RESIMAC, "A2", Series 2017-2, Australian Bank Bill Short Term Rates 1 Month Mid + 1.200%, 2.8%**, 1/15/2049	AUD	2,940,000	2,251,744
Total Collateralized Mortgage Obligations (Cost $20,530,636)			20,307,620

Government & Agency Obligations 7.7%
Other Government Related (e) 1.0%
Sberbank of Russia:
144A, 5.125%, 10/29/2022		3,000,000	3,132,000
Series 7, REG S, 5.717%, 6/16/2021		900,000	974,070
Vnesheconombank, 144A, 6.025%, 7/5/2022		4,000,000	4,340,432
			8,446,502
Sovereign Bonds 4.8%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		1,500,000	1,510,320
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	94,020,000,000	7,608,254
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028		400,000	415,318
Kingdom of Bahrain, 144A, 6.125%, 8/1/2023		1,500,000	1,586,610
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	38,861,575	1,919,956
Republic of Angola, 144A, 9.5%, 11/12/2025		1,450,000	1,580,500
Republic of Argentina, Series NY, Step-up Coupon, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038		9,000,000	6,466,500
Republic of Azerbaijan, 144A, 4.75%, 3/18/2024		3,500,000	3,600,065
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	90,600,000	374,579
Republic of Namibia, 144A, 5.25%, 10/29/2025		2,250,000	2,285,550
Republic of Portugal, 144A, 5.125%, 10/15/2024		1,200,000	1,270,368
Republic of Senegal, 144A, 6.25%, 7/30/2024		5,500,000	5,908,650
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022		525,000	556,876
Republic of Zambia, 144A, 5.375%, 9/20/2022		2,000,000	1,910,400
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	55,104,200	2,610,097
			39,604,043
U.S. Treasury Obligations 1.9%
U.S. Treasury Bond, 3.0%, 5/15/2047		1,110,000	1,137,880
U.S. Treasury Notes:
0.75%, 4/30/2018		1,000,000	997,344
1.625%, 8/31/2022		13,000,000	12,773,515
2.25%, 8/15/2027		1,160,000	1,147,222
2.375%, 5/15/2027		30,000	30,014
			16,085,975
Total Government & Agency Obligations (Cost $63,069,900)			64,136,520

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., USD-LIBOR + 14.0% PIK, 10/18/2025** (b) (Cost $731,897)		727,234	906,279

Loan Participations and Assignments 1.2%
Senior Loans**
Altice U.S. Finance I Corp., Term Loan, 1-month USD LIBOR + 2.250%, 3.492%, 7/28/2025		3,572	3,574
Atlantic Broadband Finance LLC, Term Loan B, 1-month USD LIBOR + 2.500%, 3.742%, 11/30/2019		3,593	3,603
Berry Plastics Group, Inc., Term Loan K, 1-month USD LIBOR + 2.250%, 3.488%, 2/8/2020		1,265	1,273
DaVita HealthCare Partners, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 3.992%, 6/24/2021		2,307,181	2,330,542
FCA U.S. LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 3.24%, 12/31/2018		582,217	584,584
Hilton Worldwide Finance LLC, Term Loan B2, 1-month USD LIBOR + 2.000%, 3.238%, 10/25/2023		1,754,347	1,768,180
NRG Energy, Inc., Term Loan B, 3-month USD LIBOR + 2.250%, 3.583%, 6/30/2023		1,097,053	1,101,979
Outfront Media Capital LLC, Term Loan B, 1-month USD LIBOR + 2.250%, 3.489%, 3/18/2024		1,237,500	1,248,947
Ply Gem Industries, Inc., Term Loan, 3-month USD LIBOR + 3.000%, 4.333%, 2/1/2021		597,364	604,834
SBA Senior Financial II LLC, Term Loan B1, 1-month USD LIBOR + 2.250%, 3.5%, 3/24/2021		716,440	720,420
TransDigm, Inc., Term Loan F, 1-month USD LIBOR + 3.000%, 4.274%, 6/9/2023		1,293,862	1,300,971
Total Loan Participations and Assignments (Cost $9,600,715)			9,668,907

Municipal Bonds and Notes 0.1%
New York, NY, General Obligation, Series C, 5.0%, 8/1/2033 (Cost $714,054)		620,000	722,585

	Shares	Value ($)

Exchange-Traded Funds 7.9%
SPDR Bloomberg Barclays High Yield Bond ETF (a)	558,000	20,779,920
VanEck Vectors JPMorgan EM Local Currency Bond ETF	1,068,133	19,845,911
Vanguard REIT ETF	308,849	25,387,388
Total Exchange-Traded Funds (Cost $66,883,189)		66,013,219

	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligations 3.1%
U.S. Treasury Bills, 1.18%***, 8/16/2018 (f)	18,295,000	18,097,048
U.S. Treasury Bills, 1.381%***, 10/11/2018 (g)	7,500,000	7,399,308
Total Short-Term U.S. Treasury Obligations (Cost $25,477,785)		25,496,356

	Contracts/Notional Amount	Value ($)

Call Options Purchased 0.0%
Exchange-Traded Options
CBOE SPX Volatility Index, Expiration Date 11/15/2017, Strike Price $16.0 (Cost $967,500)	9,000 14,400,000	225,000

Put Options Purchased 0.0%
Exchange-Traded Options
CBOE SPX Volatility Index, Expiration Date 12/20/2017, Strike Price $10.0 (Cost $73,143)	5,400 5,400,000	135,000

	Shares	Value ($)

Securities Lending Collateral 3.7%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.97% (h) (i) (Cost $31,098,510)	31,098,510	31,098,510

Cash Equivalents 1.5%
Deutsche Central Cash Management Government Fund, 1.08% (h) (Cost $12,186,338)	12,186,338	12,186,338

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $828,138,228)	103.8	862,711,267
Other Assets and Liabilities, Net	(3.8)	(31,579,654)
Net Assets	100.0	831,131,613

* Non-income producing security.

** Variable or floating rate security. These securities are shown at their current rate as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

*** Annualized yield at time of purchase; not a coupon rate.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2017 amounted to $29,973,330, which is 3.6% of net assets.

(b) Investment was valued using significant unobservable inputs.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued security.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At October 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) At October 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CBOE: Chicago Board Options Exchange

CLO: Collateralized Loan Obligation

EM: Emerging Markets

GDR: Global Depository Receipt

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

PJSC: Public Joint Stock Company

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

At October 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/19/2017	192	24,082,126	23,988,000	(94,126)
Mini MSCI Emerging Market Index	USD	12/15/2017	771	42,845,943	43,337,910	491,967
Nikkei 225 Mini Index	JPY	12/7/2017	924	16,385,183	17,837,210	1,452,027
Russell E Mini 2000 Index	USD	12/15/2017	220	16,592,647	16,529,700	(62,947)
U.S. Treasury Long Bond	USD	12/19/2017	5	777,354	762,344	(15,010)
Ultra 10 Year U.S. Treasury Note	USD	12/19/2017	93	12,643,823	12,454,734	(189,089)
Ultra Long U.S. Treasury Bond	USD	12/19/2017	45	7,563,261	7,415,156	(148,105)
Yen Denominated Nikkei Index	JPY	12/7/2017	180	16,542,924	17,579,702	1,036,778
Total net unrealized appreciation						2,471,495

At October 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2 Year U.S. Treasury Note	USD	12/29/2017	238	51,467,069	51,255,531	211,538
3 Month Euro Euribor Interest Rate	EUR	9/17/2018	12	3,503,963	3,505,032	(1,069)
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	9/17/2018	13	3,279,236	3,278,830	406
3 Month Euroyen	JPY	9/14/2018	16	3,516,036	3,515,237	799
5 Year U.S. Treasury Note	USD	12/29/2017	143	16,925,440	16,757,813	167,627
90 Day Eurodollar	USD	9/17/2018	14	3,446,065	3,435,425	10,640
90 Day Sterling Interest Rate	GBP	9/19/2018	21	3,469,628	3,457,457	12,171
ASX 90 Day Bank Accepted Bills	AUD	9/13/2018	18	13,707,928	13,712,394	(4,466)
Federal Republic of Germany Euro-Bund	EUR	12/7/2017	60	11,344,611	11,374,756	(30,145)
S&P 500 E-Mini Index	USD	12/15/2017	130	16,598,636	16,722,550	(123,914)
Total net unrealized appreciation						243,587

At October 31, 2017, open written options contracts were as follows:

Exchange-Traded Options
	Contracts		Expiration Date	Strike Price ($)	Notional Amount ($)	Premiums Received ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Call Options CBOE SPX Volatility Index	9,000	USD	11/15/2017	18.0	16,200,000	724,500	(180,000)	544,500
Put Options CBOE SPX Volatility Index	5,400	USD	12/20/2017	12.0	6,480,000	450,900	(729,000)	(278,100)
Total						1,175,400	(909,000)	266,400

At October 31, 2017, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Expiration Date	Notional Amount ($) (j)	Currency	Upfront Payments Paid ($)	Value ($)	Unrealized Appreciation ($)
Markit CDX North America High Yield Index	5.0%/ Quarterly	6/20/2022	12,256,200	USD	793,982	1,173,734	379,752

(j) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At October 31, 2017, open interest rate swap contracts sold were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Fixed — 1.75%/ Semi- Annually	Floating — 3-Month LIBOR/ Quarterly	12/20/2017 12/20/2018	7,900,000	USD	(2,674)	(21,682)	19,008
Fixed — 2.5%/ Semi- Annually	Floating — 3-Month LIBOR/ Quarterly	12/20/2017 12/20/2027	34,000,000	USD	(312,293)	(1,384,671)	1,072,378
Fixed — 2.75%/ Semi- Annually	Floating — 3-Month LIBOR/ Quarterly	12/20/2017 12/20/2047	1,000,000	USD	(24,751)	(89,279)	64,528
Floating — 3-Month LIBOR/ Quarterly	Fixed — 2.25%/ Semi- Annual	12/20/2017 12/20/2022	9,300,000	USD	54,690	210,899	(156,209)
Floating — 3-Month LIBOR/ Quarterly	Fixed — 2.75%/ Semi- Annually	12/20/2017 12/20/2037	5,700,000	USD	134,321	416,505	(282,184)
Total net unrealized appreciation							717,521

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at October 31, 2017 is 1.38%.

At October 31, 2017, open total return swap contracts were as follows:

Bilateral Swaps — Long
Pay/ Receive Return of the Reference Index	Fixed Cash Flows Paid	Frequency	Counterparty/ Expiration Date	Notional Amount ($)	Upfront Payments Paid ($)	Value ($)	Unrealized Appreciation ($)
MSCI World Net Total Return USD Index	1.339%	At Expiration	Goldman Sachs & Co. 3/14/2018	32,797,710	—	884,428	884,428
MSCI World Net Total Return USD Index	1.259%	At Expiration	Citigroup, Inc. 3/14/2018	49,199,347	—	1,331,894	1,331,894
Total unrealized appreciation							2,216,322

As of October 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	2,940,000	USD	2,342,948	11/3/2017	92,840	State Street Bank & Trust Co.
EUR	17,400,000	USD	20,564,451	11/6/2017	291,894	Credit Agricole
JPY	2,480,000,000	USD	22,541,848	11/8/2017	725,743	State Street Bank & Trust Co.
EUR	19,200,000	USD	22,625,288	11/8/2017	253,266	State Street Bank & Trust Co.
EUR	19,200,000	USD	22,746,278	11/8/2017	374,256	Canadian Imperial Bank of Commerce
EUR	10,600,000	USD	12,701,885	11/28/2017	337,867	Canadian Imperial Bank of Commerce
EUR	10,600,000	USD	12,646,319	11/28/2017	282,302	JPMorgan Chase Securities, Inc.
NZD	17,000,000	USD	12,223,002	11/29/2017	595,679	BNP Paribas
GBP	12,340,000	USD	16,679,354	12/20/2017	265,529	State Street Bank & Trust Co.
GBP	12,340,000	USD	16,415,014	12/20/2017	1,189	Canadian Imperial Bank of Commerce
EUR	13,940,000	USD	16,426,046	12/20/2017	143,389	Barclays Bank PLC
EUR	10,890,000	USD	12,843,893	1/10/2018	106,558	State Street Bank & Trust Co.
EUR	2,720,000	USD	3,190,060	1/10/2018	8,650	Credit Agricole
MXN	54,000,000	USD	2,801,598	1/24/2018	24,178	HSBC Holdings PLC
CAD	16,000,000	USD	12,456,238	1/29/2018	42,455	Citigroup, Inc.
Total unrealized appreciation					3,545,795

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	20,677,899	EUR	17,400,000	11/6/2017	(405,342)	Credit Agricole
USD	22,756,992	EUR	19,200,000	11/8/2017	(384,970)	State Street Bank & Trust Co.
USD	22,689,984	EUR	19,200,000	11/8/2017	(317,962)	Canadian Imperial Bank of Commerce
USD	22,760,439	JPY	2,480,000,000	11/8/2017	(944,334)	State Street Bank & Trust Co.
USD	12,794,359	EUR	10,600,000	11/28/2017	(430,342)	JPMorgan Chase Securities, Inc.
USD	12,842,547	EUR	10,600,000	11/28/2017	(478,529)	Canadian Imperial Bank of Commerce
USD	12,153,106	NZD	17,000,000	11/29/2017	(525,784)	BNP Paribas
USD	16,722,671	EUR	13,940,000	12/20/2017	(440,014)	Barclays Bank PLC
Total unrealized depreciation					(3,927,277)

Currency Abbreviations

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

JPY Japanese Yen

MXN Mexican Peso

NZD New Zealand Dollar

USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options contracts, futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (k)
Consumer Discretionary	50,451,271	3,083,360	—	53,534,631
Consumer Staples	28,461,929	—	—	28,461,929
Energy	36,272,962	—	—	36,272,962
Financials	61,510,037	2,829,921	—	64,339,958
Health Care	30,803,617	—	—	30,803,617
Industrials	49,318,995	—	—	49,318,995
Information Technology	80,158,744	—	—	80,158,744
Materials	10,874,259	—	19,143	10,893,402
Real Estate	13,933,348	—	—	13,933,348
Telecommunication Services	22,904,528	1,177,705	—	24,082,233
Utilities	26,293,561	—	—	26,293,561
Preferred Stocks (k)	33,571,215	—	—	33,571,215
Warrant	—	—	10,988	10,988
Fixed Income Investments (k)
Corporate Bonds	—	164,376,901	—	164,376,901
Asset-Backed	—	6,409,457	—	6,409,457
Mortgage-Backed Securities Pass-Throughs	—	2,807,923	—	2,807,923
Commercial Mortgage-Backed Securities	—	6,545,069	—	6,545,069
Collateralized Mortgage Obligations	—	20,307,620	—	20,307,620
Government & Agency Obligations	—	64,136,520	—	64,136,520
Convertible Bond	—	—	906,279	906,279
Loan Participations and Assignments	—	9,668,907	—	9,668,907
Municipal Bonds and Notes	—	722,585	—	722,585
Exchange-Traded Funds	66,013,219	—	—	66,013,219
Short-Term U.S. Treasury Obligations	—	25,496,356	—	25,496,356
Short-Term Investments (k)	43,284,848	—	—	43,284,848
Derivatives (l)
Purchased Options	360,000	—	—	360,000
Futures Contracts	3,383,953	—	—	3,383,953
Credit Default Swap Contracts	—	379,752	—	379,752
Interest Rate Swap Contracts	—	1,155,914	—	1,155,914
Total Return Swap Contracts	—	2,216,322	—	2,216,322
Forward Foreign Currency Contracts	—	3,545,795	—	3,545,795
Total	$ 557,596,486	$ 314,860,107	$ 936,410	$ 873,393,003
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (l)
Futures Contracts	(668,871)	—	—	(668,871)
Written Options	(909,000)	—	—	(909,000)
Interest Rate Swap Contracts	—	(438,393)	—	(438,393)
Forward Foreign Currency Contracts	—	(3,927,277)	—	(3,927,277)
Total	(1,577,871)	(4,365,670)	—	(5,943,541)

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the year ended October 31, 2017, the amount of transfers between Level 2 and Level 1 was $34,310,148.

Transfers between price levels are recognized at the beginning of the reporting period.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts, forward foreign currency contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2017
Assets
Investments in non-affiliated securities, at value (cost $784,853,380) — including $29,973,330 of securities loaned	$ 819,426,419
Investment in Deutsche Government & Agency Securities Portfolio (cost $31,098,510)*	31,098,510
Investment in Deutsche Central Cash Management Government Fund (cost $12,186,338)	12,186,338
Foreign currency, at value (cost $941,165)	940,472
Deposit from broker on bilateral swap contracts	840,000
Deposit with broker for option contracts	1,069,000
Receivable for investments sold	294,337
Receivable for Fund shares sold	128,572
Dividends receivable	1,061,811
Interest receivable	2,847,273
Receivable for variation margin on futures contracts	478,352
Receivable for variation margin on centrally cleared swaps	8,919
Unrealized appreciation on bilateral swap contracts	2,216,322
Unrealized appreciation on forward foreign currency contracts	3,545,795
Foreign taxes recoverable	56,254
Other assets	48,363
Total assets	876,246,737
Liabilities
Cash overdraft	1,340,389
Payable upon return of securities loaned	31,098,510
Payable for investments purchased	547,563
Payable for investments purchased — when-issued/delayed delivery securities	2,000,000
Payable for Fund shares redeemed	3,198,398
Payable upon return of deposit for bilateral swap contracts	840,000
Options written, at value (premium received $1,175,400)	909,000
Unrealized depreciation on forward foreign currency contracts	3,927,277
Accrued management fee	258,716
Accrued Trustees' fees	10,602
Other accrued expenses and payables	984,669
Total liabilities	45,115,124
Net assets, at value	$ 831,131,613

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2017 (continued)
Net Assets Consist of
Undistributed net investment income	11,454,008
Net unrealized appreciation (depreciation) on: Investments	34,573,039
Swap contracts	3,313,595
Futures	2,715,082
Foreign currency	(6,418)
Forward foreign currency contracts	(381,482)
Written options	266,400
Accumulated net realized gain (loss)	53,313,885
Paid-in capital	725,883,504
Net assets, at value	$ 831,131,613
Net Asset Value
Class A Net Asset Value and redemption price per share ($602,500,217 ÷ 59,889,492 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.06
Maximum offering price per share (100 ÷ 94.25 of $10.06)	$ 10.67

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,976,537 ÷ 1,987,834 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.05
Class R6 Net Asset Value, offering and redemption price per share ($3,918,603 ÷ 390,310 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.04
Class S Net Asset Value, offering and redemption price per share ($194,525,073 ÷ 19,332,559 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.06
Institutional Class Net Asset Value, offering and redemption price per share ($10,211,183 ÷ 1,016,541 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2017
Investment Income
Income: Dividends (net of foreign taxes withheld of $621,427)	$ 15,832,588
Interest (net of foreign taxes withheld of $42,245)	13,029,072
Income distributions — Deutsche Central Cash Management Government Fund	139,900
Securities lending income, net of borrower rebates	566,504
Total income	29,568,064
Expenses: Management fee	3,019,816
Administration fee	816,166
Services to shareholders	1,154,214
Distribution and service fees	1,597,028
Custodian fee	66,572
Professional fees	139,439
Reports to shareholders	104,609
Registration fees	88,647
Trustees' fees and expenses	43,621
Other	122,184
Total expenses before expense reductions	7,152,296
Expense reductions	(3,698)
Total expenses after expense reductions	7,148,598
Net investment income	22,419,466
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	75,533,294
Swap contracts	2,669,463
Futures	1,176,281
Written options	563,450
Forward foreign currency contracts	957,042
Foreign currency	(76,673)
80,822,857
Change in net unrealized appreciation (depreciation) on: Investments	10,456,532
Swap contracts	5,267,007
Futures	6,781,001
Written options	266,400
Forward foreign currency contracts	(2,502,679)
Foreign currency	39,268
20,307,529
Net gain (loss)	101,130,386
Net increase (decrease) in net assets resulting from operations	$ 123,549,852

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2017	2016
Operations: Net investment income	$ 22,419,466	$ 19,675,587
Net realized gain (loss)	80,822,857	(14,998,884)
Change in net unrealized appreciation (depreciation)	20,307,529	16,130,227
Net increase (decrease) in net assets resulting from operations	123,549,852	20,806,930
Distributions to shareholders from: Net investment income: Class A	(16,682,269)	(17,905,348)
Class B	—	(840)*
Class C	(406,247)	(452,980)
Class R6	(58,522)	(1,009)
Class S	(5,778,503)	(6,106,303)
Institutional Class	(259,525)	(259,981)
Total distributions	(23,185,066)	(24,726,461)
Fund share transactions: Proceeds from shares sold	49,781,467	24,948,014
Reinvestment of distributions	22,138,763	23,581,242
Payments for shares redeemed	(136,652,792)	(123,567,422)
Net increase (decrease) in net assets from Fund share transactions	(64,732,562)	(75,038,166)
Increase (decrease) in net assets	35,632,224	(78,957,697)
Net assets at beginning of period	795,499,389	874,457,086
Net assets at end of period (including undistributed net investment income of $11,454,008 and $7,378,748, respectively)	$ 831,131,613	$ 795,499,389

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.89	$ 8.91	$ 10.36	$ 10.31	$ 9.56
Income (loss) from investment operations: Net investment income[a]	.26	.21	.29	.32	.29
Net realized and unrealized gain (loss)	1.18	.03	(.64)	.23	1.01
Total from investment operations	1.44	.24	(.35)	.55	1.30
Less distributions from: Net investment income	(.27)	(.26)	(.37)	(.34)	(.28)
Net realized gains	—	—	(.73)	(.16)	(.27)
Total distributions	(.27)	(.26)	(1.10)	(.50)	(.55)
Net asset value, end of period	$ 10.06	$ 8.89	$ 8.91	$ 10.36	$ 10.31
Total Return (%)[b]	16.39	2.82	(3.32)	5.49	14.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	603	582	639	751	770
Ratio of expenses (%)	.91	.92	.91	.90	.90
Ratio of net investment income (%)	2.71	2.39	3.09	3.10	3.00
Portfolio turnover rate (%)	137	123	115	100	90
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class C	Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.88	$ 8.90	$ 10.35	$ 10.29	$ 9.55
Income (loss) from investment operations: Net investment income[a]	.18	.14	.22	.24	.21
Net realized and unrealized gain (loss)	1.18	.03	(.64)	.24	1.00
Total from investment operations	1.36	.17	(.42)	.48	1.21
Less distributions from: Net investment income	(.19)	(.19)	(.30)	(.26)	(.20)
Net realized gains	—	—	(.73)	(.16)	(.27)
Total distributions	(.19)	(.19)	(1.03)	(.42)	(.47)
Net asset value, end of period	$ 10.05	$ 8.88	$ 8.90	$ 10.35	$ 10.29
Total Return (%)[b]	15.47[c]	2.00	(3.99)	4.74	13.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	20	22	27	21
Ratio of expenses before expense reductions (%)	1.74	1.72	1.70	1.69	1.72
Ratio of expenses after expense reductions (%)	1.72	1.72	1.70	1.69	1.72
Ratio of net investment income (%)	1.90	1.59	2.30	2.31	2.16
Portfolio turnover rate (%)	137	123	115	100	90
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

Class R6	Years Ended October 31,			Period Ended 10/31/14[a]
	2017	2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 8.87	$ 8.88	$ 10.35	$ 10.70
Income (loss) from investment operations: Net investment income[b]	.32	.22	.29	.05
Net realized and unrealized gain (loss)	1.14	.04	(.63)	(.29)
Total from investment operations	1.46	.26	(.34)	(.24)
Less distributions from: Net investment income	(.29)	(.27)	(.40)	(.11)
Net realized gains	—	—	(.73)	—
Total distributions	(.29)	(.27)	(1.13)	(.11)
Net asset value, end of period	$ 10.04	$ 8.87	$ 8.88	$ 10.35
Total Return (%)	16.74	3.08	(3.15)	(2.26)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4.05		.01	.01
Ratio of expenses (%)	.57	.67	.83	.56*
Ratio of net investment income (%)	3.28	2.58	3.15	2.83*
Portfolio turnover rate (%)	137	123	115	100[c]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

Class S	Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.89	$ 8.91	$ 10.36	$ 10.31	$ 9.56
Income (loss) from investment operations: Net investment income[a]	.28	.23	.31	.34	.31
Net realized and unrealized gain (loss)	1.18	.03	(.64)	.23	1.01
Total from investment operations	1.46	.26	(.33)	.57	1.32
Less distributions from: Net investment income	(.29)	(.28)	(.39)	(.36)	(.30)
Net realized gains	—	—	(.73)	(.16)	(.27)
Total distributions	(.29)	(.28)	(1.12)	(.52)	(.57)
Net asset value, end of period	$ 10.06	$ 8.89	$ 8.91	$ 10.36	$ 10.31
Total Return (%)	16.62	3.02	(3.01)	5.70	14.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	195	186	205	249	245
Ratio of expenses (%)	.70	.71	.71	.69	.71
Ratio of net investment income (%)	2.92	2.60	3.30	3.30	3.19
Portfolio turnover rate (%)	137	123	115	100	90
[a] Based on average shares outstanding during the period.

Institutional Class	Years Ended October 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.88	$ 8.90	$ 10.35	$ 10.30	$ 9.56
Income (loss) from investment operations: Net investment income[a]	.28	.23	.29	.35	.32
Net realized and unrealized gain (loss)	1.18	.03	(.61)	.23	1.00
Total from investment operations	1.46	.26	(.32)	.58	1.32
Less distributions from: Net investment income	(.29)	(.28)	(.40)	(.37)	(.31)
Net realized gains	—	—	(.73)	(.16)	(.27)
Total distributions	(.29)	(.28)	(1.13)	(.53)	(.58)
Net asset value, end of period	$ 10.05	$ 8.88	$ 8.90	$ 10.35	$ 10.30
Total Return (%)	16.55	3.06	(3.07)	5.77	14.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	8	8	3	2
Ratio of expenses (%)	.69	.69	.68	.64	.65
Ratio of net investment income (%)	2.94	2.63	3.15	3.34	3.25
Portfolio turnover rate (%)	137	123	115	100	90
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers, and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of October 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2017, the Fund had securities on loan, which were classified as common stocks, corporate bonds and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Remaining Contractual Maturity of the Agreements as of October 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 9,944,350	$ —	$ —	$ —	$ 9,944,350
Corporate Bonds	18,159,760	—	—	—	18,159,760
Exchange-Traded Funds	2,994,400	—	—	—	2,994,400
Total Borrowings	$ 31,098,510	$ —	$ —	$ —	$ 31,098,510
Gross amount of recognized liabilities for securities lending transactions					$ 31,098,510

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to paydown losses on mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, and forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2017, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 14,120,812
Undistributed long-term capital gains	$ 54,380,406
Net unrealized appreciation (depreciation) on investments	$ 36,753,307

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $828,804,482. The net unrealized appreciation for all investments based on tax cost was $36,753,307. consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $51,526,874 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $14,773,567.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2017	2016
Distributions from ordinary income*	$ 23,185,066	$ 24,726,461

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $57,900,000 to $74,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2017, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $6,720,000, and the investment in credit default swap contracts sold had a total notional amount generally indicative of a range from $12,256,000 to $17,600,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended October 31, 2017, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of October 31, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2017, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $81,997,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures in order to reduce the Fund's exposure to, or as a substitute for direct investment in, the equity asset class.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2017, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $89,105,000 to $139,905,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $154,960,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended October 31, 2017, the Fund entered into options contracts in order to manage the risk of stock market volatility.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of October 31, 2017 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2017, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $909,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $360,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2017, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $209,204,000 to $350,427,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $143,398,000 to $309,865,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ 360,000	$ —	$ 2,216,322	$ 2,980,772	$ 5,557,094
Interest Rate Contracts (b)	—	—	1,155,914	403,181	1,559,095
Credit Contracts (b)	—	—	379,752	—	379,752
Foreign Exchange Contracts (c)	—	3,545,795	—	—	3,545,795
	$ 360,000	$ 3,545,795	$ 3,751,988	$ 3,383,953	$ 11,041,736

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options)

(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on bilateral swap contracts and forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (d) (e)	$ (909,000)	$ —	$ —	$ (186,861)	$ (1,095,861)
Interest Rate Contracts (e)	—	—	(438,393)	(482,010)	(920,403)
Foreign Exchange Contracts (f)	—	(3,927,277)	—	—	(3,927,277)
	$ (909,000)	$ (3,927,277)	$ (438,393)	$ (668,871)	$ (5,943,541)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(d) Options written, at value

(e) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(f) Unrealized depreciation on forward foreign currency exchange contracts.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (g)	$ (63,600)	$ 27,200	$ —	$ —	$ 7,551,673	$ 7,515,273
Interest Rate Contracts (g)	—	536,250	—	1,564,459	(6,375,392)	(4,274,683)
Credit Contracts (g)	—	—	—	1,105,004	—	1,105,004
Foreign Exchange Contracts (g)	—	—	957,042	—	—	957,042
	$ (63,600)	$ 563,450	$ 957,042	$ 2,669,463	$ 1,176,281	$ 5,302,636

Each of the above derivatives is located in the following Statement of Operations accounts:

(g) Net realized gain (loss) from investments (includes purchased options), written options, forward foreign currency contracts, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (h)	$ (680,643)	$ 266,400	$ —	$ 2,216,322	$ 3,042,886	$ 4,844,965
Interest Rate Contracts (h)	—	—	—	2,659,204	3,738,115	6,397,319
Credit Contracts (h)	—	—	—	391,481	—	391,481
Foreign Exchange Contracts (h)	—	—	(2,502,679)	—	—	(2,502,679)
	$ (680,643)	$ 266,400	$ (2,502,679)	$ 5,267,007	$ 6,781,001	$ 9,131,086

Each of the above derivatives is located in the following Statement of Operations accounts:

(h) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, forward foreign currency contracts, swap contracts and futures, respectively

As of October 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received (i)	Net Amount of Derivative Assets
Barclays Bank PLC	$ 143,389	$ (143,389)	$ —	$ —	$ —
BNP Paribas	595,679	(525,784)	—	—	69,895
Canadian Imperial Bank of Commerce	713,312	(713,312)	—	—	—
Citigroup, Inc.	1,374,349	—	—	—	1,374,349
Credit Agricole	300,544	(300,544)	—	—	—
Goldman Sachs & Co.	884,428	—	—	(840,000)	44,428
HSBC Holdings PLC	24,178	—	—	—	24,178
JPMorgan Chase Securities, Inc.	282,302	(282,302)	—	—	—
State Street Bank & Trust Co.	1,443,936	(1,329,304)	—	—	114,632
	$ 5,762,117	$ (3,294,635)	$ —	$ (840,000)	$ 1,627,482
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$ 440,014	$ (143,389)	$ —	$ —	$ 296,625
BNP Paribas	525,784	(525,784)	—	—	—
Canadian Imperial Bank of Commerce	796,491	(713,312)	—	—	83,179
Credit Agricole	405,342	(300,544)	—	—	104,798
JPMorgan Chase Securities, Inc.	430,342	(282,302)	—	—	148,040
State Street Bank & Trust Co.	1,329,304	(1,329,304)	—	—	—
	$ 3,927,277	$ (3,294,635)	$ —	$ —	$ 632,642

(i) The actual collateral received and may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $973,136,075 and $989,989,734, respectively. Purchases and sales of U.S. Treasury securities aggregated $101,622,178 and $119,292,289, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the year ended October 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2016 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.24%
Class C	1.99%
Class R6	.99%
Class S	.99%
Institutional Class	.99%

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.21%
Class C	1.96%
Class R6	.96%
Class S	.96%
Institutional Class	.96%

In addition, for the period from November 1, 2016 through October 31, 2017, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.68%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended October 31, 2017, the fees waived and/or expenses reimbursed for Class C was $3,698.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2017, the Administration Fee was $816,166, of which $70,923 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2017
Class A	$ 354,711	$ 115,454
Class C	10,259	3,374
Class R6	92	39
Class S	207,362	65,179
Institutional Class	4,670	204
	$ 577,094	$ 184,250

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2017
Class C	$ 152,401	$ 12,683

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2017	Annual Rate
Class A	$ 1,394,543	$ 365,860.23%
Class C	50,084	12,301.25%
	$ 1,444,627	$ 378,161

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2017 aggregated $129,623.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2017, the CDSC for Class C shares aggregated $563. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the year ended October 31, 2017, DDI received $647 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $27,667, of which $11,478 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $42,693.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2017.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,002,577	$ 19,021,183	1,793,913	$ 15,611,592
Class C	339,349	3,184,591	267,178	2,315,601
Class R6	385,057	3,709,283	3,930	32,049
Class S	1,750,291	16,576,202	607,704	5,315,295
Institutional Class	765,386	7,290,208	189,604	1,673,477
		$ 49,781,467		$ 24,948,014
Shares issued to shareholders in reinvestment of distributions
Class A	1,687,650	$ 16,054,677	1,986,250	$ 17,220,028
Class B	—	—	99*	837*
Class C	42,009	399,559	50,980	441,415
Class R6	6,045	58,522	116	1,009
Class S	564,139	5,366,480	652,466	5,657,972
Institutional Class	27,284	259,525	30,046	259,981
		$ 22,138,763		$ 23,581,242
Shares redeemed
Class A	(9,238,650)	$ (87,661,983)	(9,997,960)	$ (86,760,049)
Class B	—	—	(72,391)*	(622,638)*
Class C	(621,426)	(5,906,590)	(583,039)	(5,040,058)
Class R6	(5,899)	(59,035)	(4)	(36)
Class S	(3,889,244)	(36,859,559)	(3,363,301)	(29,223,533)
Institutional Class	(651,666)	(6,165,625)	(222,871)	(1,921,108)
		$ (136,652,792)		$ (123,567,422)
Net increase (decrease)
Class A	(5,548,423)	$ (52,586,123)	(6,217,797)	$ (53,928,429)
Class B	—	—	(72,292)*	(621,801)*
Class C	(240,068)	(2,322,440)	(264,881)	(2,283,042)
Class R6	385,203	3,708,770	4,042	33,022
Class S	(1,574,814)	(14,916,877)	(2,103,131)	(18,250,266)
Institutional Class	141,004	1,384,108	(3,221)	12,350
		$ (64,732,562)		$ (75,038,166)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and the Shareholders of Deutsche Global Income Builder Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Income Builder Fund (one of the Funds constituting the Deutsche Market Trust) (the fund), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Income Builder Fund (one of the funds constituting the Deutsche Market Trust) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2017

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/17	$ 1,070.00	$ 1,065.80	$ 1,072.90	$ 1,071.20	$ 1,071.40
Expenses Paid per $1,000*	$ 4.70	$ 9.01	$ 2.98	$ 3.60	$ 3.65
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/17	$ 1,020.67	$ 1,016.48	$ 1,022.33	$ 1,021.73	$ 1,021.68
Expenses Paid per $1,000*	$ 4.58	$ 8.79	$ 2.91	$ 3.52	$ 3.57

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Global Income Builder Fund	.90%	1.73%	.57%	.69%	.70%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $59,787,000 as capital gain dividends for its year ended October 31, 2017 rate gains.

For corporate shareholders, 25% of the income dividends paid during the Fund's fiscal year ended October 31, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $18,099,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 2% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Income Builder Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2017. DIMA has also entered into a sub-advisory agreement with Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA, that has an initial term through September 30, 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

— The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA and DAAM Global are part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Funds in Review" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that DIMA pays a sub-advisory fee to DAAM Global out of its fee. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	92	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	92	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	92	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	92	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	92	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	92	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	92	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	92	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	92	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	92	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One International Place, Boston, MA 02110.

9 Appointed President and Chief Executive Officer effective December 1, 2017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche global income builder fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$90,047	$0	$7,957	$0
2016	$91,885	$0	$7,813	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$502,238	$0
2016	$0	$539,941	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$7,657	$502,238	$606,585	$1,116,480
2016	$7,813	$539,941	$595,469	$1,143,223

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2017 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

5.)       On July 11, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

6.)       On July 11, 2017, EY informed the Audit Committee that EY had identified an independence breach where EY maintains a lending relationship with an entity that owned for a period of time greater than 10% of the shares of an investment company within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship was inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY and was not able to assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

7.)       On October 24, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matter that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of a financial relationship held by a covered person within EY and its affiliates that was in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breach was corrected promptly and that the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, and (iii) were not for services directly for the Fund.

EY advised the Audit Committee that the above described matter did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

8.)       On October 24, 2017, EY informed the Audit Committee that EY had identified independence breaches where EY maintains lending relationships with entities that own greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships were inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Income Builder Fund, a series of Deutsche Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/29/2017